SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              Form 8-K


              Current Report Pursuant to Section 13 or
            15(d) of the Securities Exchange Act of 1934


                           August 8, 2000
          Date of Report (Date of earliest event reported)



                      ATMOS ENERGY CORPORATION
       (Exact Name of Registrant as Specified in its Charter)


  TEXAS AND VIRGINIA               1-10042            75-1743247
----------------------------    ---------------   -------------------
(State or Other Jurisdiction    Commission File    (I.R.S. Employer
 of Incorporation or                Number        Identification No.)
   Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                           75240
-----------------------------------                   -------------
(Address of Principal                                   (Zip Code)
 Executive Offices)


                                (972) 934-9227
                       ------------------------------
          (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                         ---------------------------
    (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS

     See the press releases attached hereto as Exhibits 99.1 and 99.2, which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  Exhibits

Exhibit
Number              Description
-------             -----------

99.1           Press Release dated August 8, 2000.

99.2           Press Release dated August 10, 2000.





                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ATMOS ENERGY CORPORATION
                                        (Registrant)



DATE: August 17, 2000           By: /s/ JOHN P. REDDY
                                   -------------------------
                                        John P. Reddy
                                   Senior Vice President,
                                   Chief Financial Officer
                                        and Treasurer



                            EXHIBIT INDEX

Item Number                   Description
-----------                   -----------

    99.1     Press Release dated August 8, 2000

    99.2     Press Release dated August 10, 2000